united states

securities and exchange commission

 Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a party other than the Registrant ☐

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☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material under §240.14a-12

CAPITOL FEDERAL FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐   Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held On January 25, 2022 CAPITOL FEDERAL FINANCIAL, INC. Annual Meeting of Stockholders Date: January 25, 2022 Time: 10:00 a.m. Local Time Location: Topeka Performing Arts Center, 214 S.E. 8th Avenue, Topeka, Kansas*COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBERThis communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 01/11/2022. Please visit http://www.astproxyportal.com/ast/16796, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST PAPER OR EMAIL TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) COPIES OF PROXY MATERIAL: E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials You may request copies of the proxy materials for the Annual Meeting and all of the Company's future stockholder meetings. TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting and requesting a ballot at the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a proxy card by following the instructions above. The Board of Directors recommends that you vote "FOR" the election of each of the director nominees under Proposal I, “FOR” the advisory vote on executivecompensation under Proposal II and “FOR” the ratification of the appointment of the independent auditors under Proposal III. I. Election of Directors: (for three-year terms)NOMINEES: John B. Dicus James G. Morris Jeffrey R. ThompsonPlease note that you cannot use this notice to vote by mail.II. Advisory vote on executive compensation.III. The ratification of the appointment of Deloitte & Touche LLP as Capitol Federal Financial, Inc.'s independent auditors for the fiscal year ending September 30, 2022.Stockholders also will transact any other business that may properly come before the meeting or any adjournment or postponement thereof.* As part of our precautions regarding the coronavirus (COVID-19) pandemic, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication (commonly referred to as a “virtual” meeting). If we determine to make the Annual Meeting virtual, we will announce the decision to do so in advance, and provide information on how to participate, in a press release, which will be filed with the Securities and Exchange Commission as additional proxy soliciting material.